Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717



                      FIRST TRUST EXCHANGE-TRADED FUND VI

                          FIRST TRUST HIGH INCOME ETF
                                    ("FTHI")


        SUPPLEMENT TO THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL
                             DATED FEBRUARY 1, 2016
                 AS PREVIOUSLY SUPPLEMENTED ON JUNE 6, 2016 AND
                                 AUGUST 9, 2016


                             DATED OCTOBER 3, 2016

      The shareholders of First Trust Dividend and Income Fund ("FAV"), a closed-end fund managed by First Trust Advisors L.P. ("FTA"), approved FAV's merger with and into FTHI, a series of First Trust Exchange-Traded Fund VI (the "Trust"), at a special joint meeting of shareholders held on October 3, 2016. At the same meeting, FTHI's shareholders approved the issuance of FTHI shares in connection with the merger. As previously announced, the merger was approved by the Board of Trustees of FAV and the Trust on March 18, 2016.

      Upon the completion of the transaction, which is expected to be tax-free, the assets of FAV will be transferred to, and the liabilities of FAV will be assumed by, FTHI, and shareholders of FAV will receive shares of FTHI with a value equal to the aggregate net asset value of the FAV shares held by them. The closing date of the merger is expected to occur as soon as reasonably practicable, but no later than October 31, 2016. FTHI will continue sales and redemptions of shares as described in the accompanying prospectus.


             PLEASE KEEP THIS SUPPLEMENT WITH FTHI'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE